UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2013

VALASSIS COMMUNICATIONS, INC.

Delaware	1-10991	38-2760940
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19975 Victor Parkway, Livonia, MI	48152
(Address of Principal Executive Offices)	(Zip Code)

(734) 591-3000
Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items to be Included in this Report

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) As described below under Item 5.07, on May 3, 2013, the stockholders of Valassis Communications, Inc. (the “Company”) approved (i) the Amended and Restated Valassis Communications, Inc. 2008 Omnibus Incentive Compensation Plan (the “Omnibus Plan”), and (ii) the Amended and Restated Valassis Communications, Inc. 2008 Senior Executives Bonus Plan (the “Bonus Plan”).  Descriptions of the material terms of the Omnibus Plan and the Bonus Plan are set forth under the headings “Approval of the Amended and Restated Valassis Communications, Inc. 2008 Omnibus Incentive Compensation Plan, Including Approval of the Material Terms of the Performance Goals Under the Plan for Purposes of Code Section 162(m) (Proposal 2)” and “Approval of the Amended and Restated Valassis Communications, Inc. 2008 Senior Executives Bonus Plan, Including Approval of the Material Terms of the Performance Goals Under the Plan for Purposes of Code Section 162(m) (Proposal 3),” respectively, in the Company’s definitive proxy statement on Schedule 14A filed with the United States Securities and Exchange Commission on April 3, 2013 (the “Proxy Statement”), which descriptions are hereby incorporated into this Item 5.02 by reference. The descriptions of the Omnibus Plan and the Bonus Plan are qualified in their entirety by reference to the actual terms of the Omnibus Plan and the Bonus Plan, which are set forth in Exhibit C and Exhibit D, respectively, to the Proxy Statement and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a) The Company’s Annual Meeting of Stockholders (the “Annual Meeting”) was held on May 3, 2013.

(b) Stockholders voted on the matters set forth below:

1. The nominees for election to the Board of Directors were elected, until the next annual meeting of stockholders or until their respective successors are duly elected and qualified, based upon the following votes:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Joseph B. Anderson, Jr.	28,201,939	2,455,652	332,045	4,516,420
Kenneth V. Darish	30,478,395	149,509	361,732	4,516,420
Robert A. Mason	30,549,561	384,964	55,111	4,516,420
Robert L. Recchia	28,001,810	2,938,147	49,679	4,516,420
Thomas J. Reddin	30,504,227	123,677	361,732	4,516,420
Alan F. Schultz	28,399,442	2,270,571	319,623	4,516,420
Wallace S. Snyder	30,511,811	123,751	354,074	4,516,420
Luis A. Ubiñas	30,566,596	67,279	355,761	4,516,420
Ambassador Faith Whittlesey	30,539,088	127,087	323,461	4,516,420

2. The proposal to approve the Amended and Restated Valassis Communications, Inc. 2008 Omnibus Incentive Compensation Plan was approved based on the following votes:

Votes for	24,428,001
Votes against	5,103,898
Abstentions	1,457,737
Broker Non-Votes	4,516,420

3.  The proposal to approve the Amended and Restated Valassis Communications, Inc. 2008 Senior Executives Bonus Plan was approved based on the following votes:

Votes for	28,940,375
Votes against	588,354
Abstentions	1,460,907
Broker Non-Votes	4,516,420

4. The proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers was approved based upon the following votes:

Votes for	28,951,370
Votes against	573,896
Abstentions	1,464,370
Broker Non-Votes	4,516,420

5. The proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013 was approved based upon the following votes:

Votes for	35,085,343
Votes against	405,029
Abstentions	15,684

There were no broker non-votes for this item.

6. The proposal to approve any adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies in favor of any or all of the foregoing proposals if there were not sufficient votes for those proposals was approved based upon the following votes:

Votes for	18,774,121
Votes against	16,702,303
Abstentions	29,632

There were no broker non-votes for this item.

Item 7.01	Regulation FD Disclosure.

On May 8, 2013, the Company issued a press release (the “Press Release”) announcing that the Company’s Board of Directors approved an increase to its stock repurchase program authorization by 6 million shares of its common stock. Furnished hereto as Exhibit 99.1 to this Current Report on Form 8-K is a copy of the Press Release.

The information furnished pursuant to Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1 hereto) shall not be considered “filed” under the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any filings by the Company under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, unless the Company expressly sets forth in such filing that such information is to be considered “filed” or incorporated by reference therein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1
Amended and Restated Valassis Communications, Inc. 2008 Omnibus Incentive Compensation Plan (incorporated by reference to Exhibit C to the Valassis Communications, Inc. Definitive Proxy Statement on Schedule 14A (SEC File No. 001-10991) filed on April 3, 2013)

10.2
Amended and Restated Valassis Communications, Inc. 2008 Senior Executives Bonus Plan (incorporated by reference to Exhibit D to the Valassis Communications, Inc. Definitive Proxy Statement on Schedule 14A (SEC File No. 001-10991) filed on April 3, 2013)

99.1
The sections entitled “Approval of the Amended and Restated Valassis Communications, Inc. 2008 Omnibus Incentive Compensation Plan, Including Approval of the Material Terms of the Performance Goals Under the Plan for Purposes of Code Section 162(m)” and “Approval of the Amended and Restated Valassis Communications, Inc. 2008 Senior Executives Bonus Plan, Including Approval of the Material Terms of the Performance Goals Under the Plan for Purposes of Code Section 162(m)” appearing in the Valassis Communications, Inc. Definitive Proxy Statement on Schedule 14A (incorporated by reference to the Valassis Communications, Inc. Definitive Proxy Statement on Schedule 14A (SEC File No. 001-10991) filed on April 3, 2013)

99.2	Press release of Valassis Communications, Inc., dated May 8, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALASSIS COMMUNICATIONS, INC.

	By:	/s/ Todd Wiseley
Date: May 8, 2013	Name:	Todd Wiseley
	Title:	General Counsel, Executive Vice President of Administration and Secretary

Exhibit Index

Exhibit No.	Description

10.1
Amended and Restated Valassis Communications, Inc. 2008 Omnibus Incentive Compensation Plan (incorporated by reference to Exhibit C to the Valassis Communications, Inc. Definitive Proxy Statement on Schedule 14A (SEC File No. 001-10991) filed on April 3, 2013)

10.2
Amended and Restated Valassis Communications, Inc. 2008 Senior Executives Bonus Plan (incorporated by reference to Exhibit D to the Valassis Communications, Inc. Definitive Proxy Statement on Schedule 14A (SEC File No. 001-10991) filed on April 3, 2013)

99.1
The sections entitled “Approval of the Amended and Restated Valassis Communications, Inc. 2008 Omnibus Incentive Compensation Plan, Including Approval of the Material Terms of the Performance Goals Under the Plan for Purposes of Code Section 162(m)” and “Approval of the Amended and Restated Valassis Communications, Inc. 2008 Senior Executives Bonus Plan, Including Approval of the Material Terms of the Performance Goals Under the Plan for Purposes of Code Section 162(m)” appearing in the Valassis Communications, Inc. Definitive Proxy Statement on Schedule 14A (incorporated by reference to the Valassis Communications, Inc. Definitive Proxy Statement on Schedule 14A (SEC File No. 001-10991) filed on April 3, 2013)

99.2	Press release of Valassis Communications, Inc., dated May 8, 2013